UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2006 (March 7, 2006)

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name of Registrant as Specified in Charter)

Maryland	001-14162	94-3211970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 7, 2006, management and the Audit Committee of the Board of Directors concluded that it was necessary to restate Glenborough Realty Trust Incorporated’s (the “Company”) consolidated financial statements as of and for the quarter ended September 30, 2005. The Company became aware that one of the properties that became held for sale in the second quarter of 2005 was not included in discontinued operations for the three and nine months ended September 30, 2005 and 2004. The impact of this error is shown below. All interim data in the tables below is unaudited. These adjustments do not result in any change to net income or cash flows from operations for the three or nine months ended September 30, 2005 and 2004.

Management has reevaluated the effectiveness of the Company’s disclosure controls and procedures at September 30, 2005 and as a result of this restatement has concluded such controls and procedures were ineffective. The Company will also amend Item 4 included in its Form 10-Q for the quarter ended September 30, 2005.

The Company’s principal executive officer, principal financial officer and members of the Audit Committee of the Company’s Board of Directors have discussed these matters with the Company’s current independent registered public accountants. The Company will file an amended Form 10-Q for the quarter ended September 30, 2005 reflecting this restatement as soon as practicable. As a result of the restatement, the previously issued financial statements for the corresponding period should no longer be relied upon.

Consolidated Statements of Operations For the Three Months Ended September 30, (amounts in thousands)	2005	2005	2004	2004
	Previously Reported	(As restated)	Previously Reported	(As restated)
Rental revenue	$40,490	$40,220	$36,512	$36,222
Total operating revenue	41,339	41,069	37,269	36,979
Property operating expenses	13,891	13,829	11,614	11,558
Depreciation and amortization	13,458	13,458	11,671	11,581
Total operating expenses	30,835	30,773	26,291	26,145
Income (loss) before minority interest and discontinued operations	(30)	(238)	1,571	1,427
Income (loss) before discontinued operations	(2,270)	(2,478)	1,532	1,388
Discontinued operations	30,893	31,101	2,325	2,469
Basic Earnings (Loss) Per Share Data:
Continuing operations	$(0.05)	$(0.06)	$(0.05)	$(0.05)
Discontinued operations	0.79	0.80	0.07	0.07
Diluted Earnings (Loss) Per Share Data:
Continuing operations	$(0.05)	$(0.06)	$(0.05)	$(0.05)
Discontinued operations	0.79	0.80	0.07	0.07

For the Nine Months Ended September 30,	2005	2005	2004	2004
	Previously Reported	(As restated)	Previously Reported	(As restated)
Rental revenue	$116,967	$116,086	$107,677	$106,818
Total operating revenue	120,269	119,388	110,295	109,436
Property operating expenses	39,563	39,387	35,013	34,861
Depreciation and amortization	37,796	37,669	33,589	33,316
Total operating expenses	93,153	92,850	77,778	77,353
Income (loss) before minority interest and discontinued operations	(156)	(734)	9,600	9,166
Income (loss) before discontinued operations	319	(259)	8,720	8,286
Discontinued operations	5,281	5,859	19,125	19,559
Basic Earnings (Loss) Per Share Data:
Continuing operations	$(0.29)	$(0.31)	$(0.24)	$(0.25)
Discontinued operations	0.13	0.15	0.56	0.57
Diluted Earnings (Loss) Per Share Data:
Continuing operations	$(0.29)	$(0.31)	$(0.24)	$(0.25)
Discontinued operations	0.13	0.15	0.56	0.57

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

Date: March 10, 2006	By:	/s/ Brian S. Peay
Brian S. Peay
Executive Vice President, Chief Financial Officer